Execution version

DATED JULY 2022

(1) THE MANAGEMENT VENDORS (2) THE INSTITUTIONAL VENDORS (3) THE OTHER VENDORS (4) BROWN & BROWN UK HOLDCO LIMITED (5) BROWN & BROWN, INC.
AMENDMENT AGREEMENT IN RESPECT OF SHARE PURCHASE AGREEMENT DATED 7 MARCH 2022 RELATING TO GRP (JERSEY) HOLDCO LIMITED

4140-0388-3062/1/MVC/MRW 1 PRINTDATE \@ "dd MMMM yyyy HH:mm" \* MERGEFORMAT

THIS AGREEMENT is made as a deed on ____________ July 2022
BETWEEN:
(1)
THE MANAGEMENT VENDORS details of whom are set out in Part 1 of Schedule 1 of the SPA (the "Management Vendors");
(2)
TOSCA PENTA ENDEAVOUR LIMITED PARTNERSHIP details of which are set out in Part 2 of Schedule 1 of the SPA ("Tosca Penta");
(3)
GRP (JERSEY) TOPCO LIMITED details of which are set out in Part 2 of Schedule 1 of the SPA ("Searchlight" and, together with Tosca Penta, the "Institutional Vendors");
(4)
THE OTHER VENDORS details of whom are set out in Part 3 of Schedule 1 of the SPA (the "Other Vendors");
(5)
BROWN & BROWN UK HOLDCO LIMITED, a company incorporated in England and Wales with registered number 13956051 and having its registered office at The Scalpel, 18th Floor, 52 Lime Street, London EC3M 7AF (the "Purchaser"); and
(6)
BROWN & BROWN, INC., a company incorporated and registered in Florida with EIN 59-0864469 which has its principal executive offices at 300 North Beach Street, Daytona Beach, Florida 32114 ("B&B" or the "Purchaser’s Guarantor"),

(the Management Vendors, the Institutional Vendors and the Other Vendors together the "Vendors" and each a "Vendor" and the Vendors, the Purchaser and B&B or the Purchaser's Guarantor together the "Parties" and each a "Party").

INTRODUCTION

(A)
The Vendors, the Purchaser and B&B are parties to a sale and purchase agreement dated 7 March 2020 (the "SPA"), relating to the acquisition by the Purchaser, from the Vendors, of the entire issued share capital of GRP (Jersey) Holdco Limited, Jersey registered number 130833 (the "Company").
(B)
Pursuant to clause 22.2 of the SPA, any waiver of any right or remedy under the SPA shall only be effective if given in writing and shall not be deemed a waiver of any subsequent breach or default.
(C)
Pursuant to clause 22.3 of the SPA, no variation or amendment of the SPA shall be valid unless it is in writing and duly executed by or on behalf of the Purchaser, the Institutional Vendors and the Management Vendors' Representative.
(D)
Pursuant to clause 8.1 of the SPA, Searchlight, the Management Vendors’ Representative and the Purchaser may agree the Completion Date in writing.
(E)
The Parties now wish to amend certain terms of the SPA as set out herein.

IT IS AGREED as follows:
1.
Definitions and interpretation
1.1
Capitalised words and expressions used in the SPA shall have the same meaning where used in this Agreement, except where otherwise herein defined.
2.
Amendment to the SPA
2.1
Clause 3.3 of the SPA shall be deleted in its entirety and replaced with the following:

"Consideration shall be satisfied by (or on behalf of) the Purchaser as follows:

(a) at Completion, in respect of each Vendor (other than the Minority Vendors and the Management Vendors (each a "Securities Vendor")) settlement in cash in respect of an aggregate amount equal to 100 per cent. of their relevant proportion of the Consideration in cash to the Paying Agent’s Bank Account for same day value; and

(b) in respect of each Securities Vendor:

(i) in respect of an aggregate amount equal to 20 per cent. of their relevant proportion of the Consideration which is directly attributable to the sale of their B Ordinary Shares, C Ordinary Shares and D Ordinary Shares only (the "Relevant Amount") at the sole discretion and election of the Purchaser either:

(A) no later than 10 Business Days following Completion, arrange for the allotment and issue (at the Issue Price and credited as fully paid) to the Securities Vendors of such aggregate number of Consideration Shares as is equivalent to such Relevant Amount expressed in USD (using the Exchange Rate) in each case to be allocated in accordance with the Securities Vendors’ relevant proportions (in the case of fractional entitlements, rounded up to the nearest Consideration Share) in accordance with the relevant subscription agreement; or

(b) at Completion, settlement in full in cash to the Paying Agent's Bank Account for same day value; and

(ii) at Completion, settlement in cash in respect of an aggregate amount equal to 100 per cent. of their relevant proportion of the Consideration, less an amount equal to the Relevant Amount, in cash to the Paying Agent's Bank Account for same day value,"

2.2
Clause 3.6 of the SPA shall be deleted in its entirety and replaced with the following:

"No later than 30 June 2022, Searchlight shall deliver to the Purchaser, as part of the Completion Payments Schedule:

(a) an updated schedule in the form set out in Schedule 1 to this Agreement and Schedule 1 to the Minority SPA which will be updated to include the allocation of the Consideration (including taking into account the Total Preference Share Amount and the aggregate Daily Rate and the Notified Leakage Amounts) amongst the Vendors and the Minority Vendors as at Completion; and

(b) an updated Group Minority Shareholder Interests Schedule, updated to include the allocation of the Group Minority Shareholder Consideration amongst the Group Minority Shareholders as at Completion.

2.3
Clause 8.2 of the SPA shall be deleted in its entirety and replaced with the following:

"No later than 30 June 2022, Searchlight and the Management Vendors' Representative shall provide the Purchaser with a schedule (the "Completion Payments Schedule") setting out:

(a)
an updated schedule in the form of Schedule 1 to this Agreement and schedule 1 to the Minority SPA in accordance with Clause 3.6(a);
(b)
the aggregate Daily Rate;
(c)
the aggregate amount of any Notified Leakage Amounts;
(d)
details of the individuals to whom the Retention Bonuses and the Long Term Incentive Plan Consideration shall be paid, together with the amounts (inclusive of any Employer Tax and Employee Tay thereon in the United Kingdom and corresponding obligations elsewhere thereon) to be paid thereto;
(e)
confirmation from the agent under the Existing Facilities of the amount of the Pay-Off Amount; and
(f)
the Escrow Amount (if any).
2.4
The following shall be inserted as new clause 9.5 of the SPA:

"The Purchaser undertakes, in respect of the allotment and issue of any Consideration Shares pursuant to Clause 3.3 to the Securities Vendors, that:

(i) it shall notify each of the Securities Vendors of the number of Consideration Shares to be issued to them pursuant to Clause 3.3 no later than 5 Business Days following Completion; and

(ii) no later than 10 Business Days following Completion that it shall procure:

(a) the listing of such Consideration Shares on the New York Stock Exchange; and

(b) the delivery to the relevant Securities Vendors of corresponding executed share certificates or evidence that such Consideration Shares have been issued in book entry form from American Stock Transfer & Trust Co., in the name of each relevant Securities Vendors."

2.5
The following shall be inserted as new clause 9.6 of the SPA:

"No later than 10 Business Days following Completion each Securities Vendor shall severally deliver to the Purchaser or procure the delivery of a duly executed subscription agreement and lockup agreement, in each case in the Agreed Form, by each Securities Vendor who is to be issued Consideration Shares."

2.6
Clause 13.2 shall be amended such that the words “as at the date of this Agreement and at Completion” are replaced with the words “as at the date of this Agreement and at Completion and, in respect of clause 13.2(b) in respect of the procurement of the issuance of the Consideration Shares only, as at the date of issuance of the Consideration Shares”.
2.7
Clause 13.3 shall be amended such that the words “as at the date of this Agreement and at Completion” are replaced with the words “as at the date of this Agreement and at Completion and, in respect of clause 13.3(a) in respect of the procurement of the issuance of the Consideration Shares only, as at the date of issuance of the Consideration Shares”.
2.8
Paragraph 4.1 of Schedule 3 of the SPA shall be deleted in its entirety and replaced with "[not used]".
2.9
Paragraph 5.1(i) of Schedule 3 of the SPA shall be deleted in its entirety and replaced with "[not used]".
3.
Completion Date

For the purposes of clause 8.1(b) of the SPA, Searchlight, the Management Vendors’ Representative and the Purchaser hereby agree that the Completion Date shall be 1 July 2022.

4.
CONFIRMATION
4.1
Each of the Parties agrees that:
4.1.1
the amendments to the SPA set out in clause 2 shall take effect immediately following the execution of this Agreement;
4.1.2
save as amended pursuant to clause 2, the SPA remains in full force and effect and no term of the SPA other than as expressly set out in clause 2 is amended or modified; and
4.1.3
the amendments to the SPA effected by this Agreement shall not affect any rights or obligations of a party thereto that have arisen under any of the terms of such agreement prior to the date hereof.
5.
General

Clause 18 (Confidentiality and Announcements), clause 23 (Invalidity), clause 24 (Assignment and Successors), clause 26 (Notices), clause 27 (Costs), clause 30 (Independent Legal Advice),

clause 31 (No Partnership or Agency), clause 32 (Counterparts), clause 33 (Governing Law and Jurisdiction) and clause 34 (Process Agent) of the SPA shall apply to this Agreement mutatis mutandis.

This Agreement is executed as a deed by the Parties and is delivered and takes effect on the date at the beginning of it.

SIGNED by ANDREW HUNTER in the presence of:	/s/ Andrew Hunter
Signature of Andrew Hunter

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by STEPHEN ROSS acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by PHILIP ROCK acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by MICHAEL BRUCE in the presence of:	/s/ Michael Bruce
Signature of Michael Bruce

/s/ Ellen Deely
Witness signature
Ellen Deely
Print name
63 Moss Lane, Pinner HA5 3AZ
Print address
Paralegal
Witness occupation

SIGNED by CHRIS SIME acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by NEIL THORNTON acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by CLIVE NATHAN acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by CHRISTOPHER HAGGART acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by CLAIRE LADHANI acting by her duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by STUART GRIEB acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by STEVEN ANSON acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by DUNCAN CARTER acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by PETER CULLUM acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by ANN CULLUM acting by her duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by PETER CULLUM ACTING AS TRUSTEE OF PETER CULLUM DISCRETIONARY SETTLEMENT TRUST acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by MELVYN STANLEY JAMES SIMS ACTING AS TRUSTEE OF PETER CULLUM DISCRETIONARY SETTLEMENT TRUST acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by DAVID MARGRETT ACTING AS TRUSTEE OF THE MARGRETT FAMILY TRUST 2019 acting by his duly authorised attorney in the presence of:	/s/ Mike Bruce
Duly authorised attorney

/s/ Ellen Deely
Witness signature
Ellen Deely
Print name
63 Moss Lane, Pinner, HA 5 3AZ
Print address
Paralegal
Witness occupation

SIGNED by ANDREW HUNTER ACTING AS TRUSTEE OF THE MARGRETT FAMILY TRUST 2019 acting by his duly authorised attorney in the presence of:	/s/ Mike Bruce
Duly authorised attorney

/s/ Ellen Deely
Witness signature
Ellen Deely
Print name
63 Moss Lane, Pinner, HA 5 3AZ
Print address
Paralegal
Witness occupation

SIGNED by MARK HEPSWORTH acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED by ANDREW HOMER acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Nikki Ashfield
Witness signature
Nikki Ashfield
Print name
7th Floor, 55 Mark Lane, London, EC3R 7NE
Print address
Solicitor
Witness occupation

SIGNED for and on behalf of GRP (JERSEY) TOPCO LIMITED by __Andrew Frey_________________________ in the presence of:	/s/ Andrew Frey
Authorised signatory
/s/ Jane Gimelfarb
Witness signature
Jane Gimelbarb
Print name
Jane Gimelfarb 745 5th Ave, NY, NY 10151
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Administrative Assistant
Witness occupation

SIGNED by

TOSCA PENTA ENDEAVOUR LIMITED PARTNERSHIP, acting by its general partner, PENTA TPE GP LIMITED PARTNERSHIP, acting by its general partner, PENTA TPE LIMITED, acting by __Paul Cassidy______, one of its directors in the presence of:

/s/ Paul Cassidy
Authorised signatory
/s/ Veronica Korankye
Witness signature
Veronica Koranye
Print name
110 Randolph Drive, Clarkston Glasgow G76 8AP
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Personal Assistant
Witness occupation

SIGNED as a DEED but not delivered until )

the first date specified on page 1, by BROWN & )

BROWN UK HOLDCO LIMITED acting by: ) …/s/ David Lotz……………….

Director

in the presence of:

/s/ Anthony Robinson
Witness signature
Anthony Robinson
Print name
300 North Beach Street, Daytona Beach, FL, USA
Print address
Asst. Gen. Counsel & Asst. Secy.
Witness occupation

SIGNED as a DEED but not delivered until )

the first date specified on page 1, by BROWN )

& BROWN, INC. acting by: ) ……/s/ David Lotz…………….

Director

……/s/ J. Scott Penny……….

Director